SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 3, 1996

                    Brauvin Net Lease V, Inc.
      (Exact name of registrant as specified in its charter)

             Maryland             0-28332           36-3913066
           (State or other       (Commission        (IRS Employer
         jurisdiction of        File Number)      Identification
            organization)                             Number)

150 South Wacker Drive,  Suite 3200,  Chicago, Illinois  60606
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  (312) 443-0922

                          Not Applicable
  (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Capitalized terms not otherwise defined herein will have the same meaning as in the prospectus of Brauvin Net Lease V, Inc. (the
"Company") dated February 25, 1994, as supplemented to date (the
"Prospectus").

Pier One Imports Store - Sioux Falls, South Dakota

On May 3, 1996, the Company purchased the land and a 10,834 square foot building underlying a Pier One Imports store (the "Pier 1 Property"), located in Sioux Falls, South Dakota from P. One Sioux Falls Investors, Inc., an unaffiliated party, for $1,375,000 plus closing costs. The Pier 1 Property has been leased to Pier One Imports, Inc. ("Pier 1") for an initial term of 10 years ending February 28, 2006.

The Pier 1 Property will be operated by Pier 1 and the Company will be a landlord only and will not participate in the operations of the store.

Pier One Imports, Inc.

Pier 1 is a speciality retail chain based in Fort Worth, Texas, consisting of retail stores selling a wide variety of furniture, decorative home furnishings, dining and kitchen goods, home accessories and distinctive casual clothing and fashion accessories. As of February 25, 1995, Pier 1 operated 603 stores in 46 states in the United States, and Puerto Rico, and 25 stores in Canada as well as international operations in the United Kingdom and Mexico. Pier One Imports stores are generally located in strip shopping centers or are free standing buildings, predominately located near or in suburbs of metropolitan areas. Pier 1 had shareholders' equity of $225 million as of February 25, 1995. Pier 1 is a publicly-traded company and is listed on the New York Stock Exchange.

Pier 1 Property

The Pier 1 Property is located on a parcel of land at West 49th Street across the street from the Empire Mall, the largest regional mall in South Dakota. The Empire Mall attracts more than 14 million visitors a year and the shopping district around the mall attracts shoppers from a three-state area. The Pier 1 Property consists of a 10,834 square foot, one story building situated on a 46,300 square foot lot. Approximately $887,000 of the basis of the Pier 1 Property is anticipated to be allocated to building and

$543,000 to land. For Federal tax purposes, depreciation will be based on MACRS 39 years.

Terms of the Acquisition

The purchase price of the Pier 1 Property was $1,375,000 and was paid in cash at closing. The purchase price was supported by an MAI appraisal. The Company acquired fee simple title to the Pier 1 Property. The aggregate fees paid to the Advisor in connection with the acquisition was $55,158.

The Lease

The Pier 1 Property is leased to Pier 1, under an approximate ten-year triple net lease (subject to the last sentence of this paragraph) with two five-year extension options. The lease requires Pier 1 to pay a minimum base rent each month in the amount of $13,046. In addition to rental payments, Pier 1 is required to pay directly or indirectly for all expenses related to the Pier 1 Property, including real estate taxes, insurance premiums and repairs and maintenance costs related to the Pier 1 Property. The Company is responsible for the roof and structural components of the building and parking lot excluding normal maintenance.

Risk of Ownership

The possibility exists that Pier 1 may be unable to fulfill its obligations pursuant to the terms of the lease, including making base rent payments to the Company. Furthermore, the Company may be unable to successfully locate a substitute tenant due to the fact that the building has been designed primarily to house the current operations. Thus, the Pier 1 Property may not be readily marketable to a new tenant without substantial capital improvements or remodeling. Such improvements may require the expenditure of Company funds otherwise available for distribution or require the sale of the Pier 1 Property. Moreover, pursuant to provisions of the Pier 1 lease it is required to maintain certain property insurance coverage. The Company believes the Pier 1 Property to be adequately covered by insurance. See "Risk Factors" in the Prospectus.

Item 7. Financial Statements and Exhibits

(a)(1)  Financial Information

        No historical financial statements are required to be presented because the Pier 1 Property is newly constructed.

Item 7. Financial Statements and Exhibits

(2)     Forecasted Financial Information

                    BRAUVIN NET LEASE V, INC.
                FORECASTED STATEMENT OF OPERATIONS
           FOR THE TWELVE MONTHS ENDING APRIL 30, 1997
                   (INCLUDING ALL ACQUISITIONS)
                           (Unaudited)


INCOME:
  Rental (Note 1)                                      $  984,912
  Interest                                                 75,556
     Total Income                                       1,060,468

EXPENSES (Note 2):
  Director fees                                            20,000
  Advisory fees                                            78,000
  General and administrative                               84,832
  Management Fees (Note 3)                                  9,849
     Total Expenses                                       192,681

Operating Cash Flow                                       867,787

Less:
  Depreciation (Note 4)                                   156,747

Net Taxable Income Before
  Distributions (Note 5)                               $  711,040















         See Notes to Forecasted Statement of Operations.

                    BRAUVIN NET LEASE V, INC.
           NOTES TO FORECASTED STATEMENT OF OPERATIONS
           FOR THE TWELVE MONTHS ENDING APRIL 30, 1997
                   (INCLUDING ALL ACQUISITIONS)
                           (Unaudited)

1. Rental Income

Forecasted rental income is based on monthly rent of $82,076. Forecasted rental income includes the monthly rent of the Company's acquisitions of one Country Harvest Buffet restaurant, acquired November 21, 1994, one On The Border restaurant, acquired January 9, 1995, one Blockbuster Video store, acquired January 31, 1995, one Chili's restaurant, acquired April 13, 1995, one Just For Feet store, acquired June 15, 1995, one Video Watch store, acquired July 31, 1995 and one Pier One Imports store, acquired May 3, 1996 (the "Pier 1 Property") (collectively, the "Properties").

2. Property Operating Expenses

The Properties are each triple net leased to the respective tenant, by which the tenant is responsible for paying all real estate taxes, insurance premiums and repairs and maintenance costs. The Company is, therefore, not responsible for operating expenses attendant to the ownership of the Properties except for management fees. Pursuant to the terms of the Pier 1 Property lease, the Company is responsible for the roof structural components of the building and parking lot excluding normal maintenance.

3. Management Fee Expense

A management fee is payable to an affiliate of the Company in the amount of 1% of total rental income.

4. Depreciation

For presenting forecasted depreciation, approximately $6,063,000 of the basis of the Properties will be allocated to building and $3,175,000 to land. Tax basis depreciation will be based on MACRS 39 years.

5. Taxable Income

The Company intends to qualify as a real estate investment trust and therefore is required to distribute substantially all of its taxable income to its stockholders.

Item 7. Financial Statements and Exhibits

(b)     Pro Forma Financial Statements.

        The pro forma information included herein is presented for the year ended December 31, 1995 and for the three months ended March 31, 1996, corresponding to the period of the Company's annual and quarterly financial statements most recently filed with the Securities and Exchange Commission.

                     BRAUVIN NET LEASE V, INC.
                     PRO FORMA BALANCE SHEET
                        December 31, 1995
                            (Unaudited)

                                 Historical   Pro Forma   Pro Forma
                                    Results   Adjustments   Results
ASSETS
Investment in real estate,
   at cost (Note 2):
 Land                                $ 2,614,673   $  542,756 $ 3,157,429
 Buildings                             5,170,013      887,402   6,057,415
Total investment                       7,784,686    1,430,158   9,214,844
 Less: accumulated
   depreciation                          (96,605)          --     (96,605)
Net investment in real estate          7,688,081    1,430,158   9,118,239

Cash and cash
 equivalents (Note 3)                  3,058,504   (1,430,158)  1,628,346
Stock subscriptions held
 in trust                                 65,000           --      65,000
Organization costs                        22,167           --      22,167
Due from affiliates                        1,625           --       1,625
Prepaid expenses and deferred
 acquisition costs                        60,270           --      60,270
Total Assets                         $10,895,647   $       -- $10,895,647

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accounts payable and accrued
 expenses                            $    37,792   $       -- $    37,792
Stock subscriptions held
 in trust                                 65,000           --      65,000
Due to affiliates                            966           --         966
Total Liabilities                        103,758           --     103,758

Stockholders' Equity
Preferred stock                               --           --          --
Common stock                              11,678           --      11,678
Additional paid-in capital            10,709,007           --  10,709,007
Retained earnings                         71,204           --      71,204
Total Stockholders' Equity            10,791,889           --  10,791,889

Total Liabilities &
 Stockholders' Equity                $10,895,647   $       -- $10,895,647




           See Notes to Pro Forma Financial Statements.

                     BRAUVIN NET LEASE V, INC.
                  PRO FORMA STATEMENT OF INCOME
               For the Year Ended December 31, 1995
                            (Unaudited)

                              On The Border,  On The Border,
                              Blockbuster     Blockbuster
                              Video, Chili's, Video, Chili's,
                              Just For Feet,  Just For Feet,
                              and Video       and Video             All
                              Watch           Watch                 Properties
                 Historical   Pro Forma       Pro Forma Pier One    Pro Forma
                 Results      Adjustments     Results   Adjustments Results
INCOME:
Rental (Note 4)  $631,467      $197,756      $829,223    $156,552     $985,775
Interest
 (Note 5)         130,545       (38,826)       91,720     (35,754)      55,966

Total Income      762,012       158,930       920,942     120,798    1,041,741

EXPENSES:
Directors' fees    19,743            --        19,743          --       19,743
Advisory fees      55,525            --        55,525          --       55,525
Management fees
 (Note 6)           6,386          1,978        8,364         1,566      9,930
General and
 administrative    63,082             --       63,082            --     63,082
Acquisition costs  21,678             --       21,678            --     21,678
Depreciation and
 amortization     101,908         34,388      136,296         16,451   152,747

Total Expenses    268,322         36,366      304,688          18,017  322,705

Net Income       $493,690       $122,564     $616,254        $102,781 $719,036

Net Income per
 Share (Note 7)  $   0.56       $   0.14     $   0.70        $   0.11 $   0.81


The historical results distribution, the pro forma distribution (all Properties, excluding Pier 1 Property) and the pro forma distribution (all Properties) per weighted average shares outstanding (assumed to be 883,012 shares for the period ending December 31, 1995) is $0.48 per share, $0.66 per share and $0.77 per share, respectively. The pro forma distributions are calculated using the weighted average shares outstanding at December 31, 1995. The historical results distribution per share is based on actual distributions paid in 1995 and the pro forma distributions assume distributions of 95% of the real estate investment trust taxable income and that the "Net Income" equals real estate investment trust taxable income for the period. The pro forma results distribution would be taxable as ordinary income.
           See Notes to Pro Forma Financial Statements.

                    BRAUVIN NET LEASE V, INC.
             NOTES TO PRO FORMA FINANCIAL STATEMENTS
                        DECEMBER 31, 1995
                           (UNAUDITED)

1.   Basis of Presentation

The unaudited pro forma financial statements are based upon the Company's audited financial statements for the year ended December 31, 1995 with pro forma adjustments based on (1) the acquisitions of one On The Border restaurant, one Blockbuster Video store, one Chili's restaurant, one Just For Feet store and one Video Watch store; and (2) the acquisition of one Pier One Imports store (the "Pier 1 Property") (collectively, the "Properties").

The pro forma adjustments reflect the financial effect of the acquisitions as if they had been consummated on January 1, 1995.
These adjustments are described in detail by the following footnotes.

2.   Investment Properties

The Pier One Property is stated at its purchase price plus acquisition fees. Depreciation is recorded on a straight-line basis over a period of 40 years.

3.   Cash and Cash Equivalents

The pro forma adjustments represent the amount of cash used in acquiring the Pier One Property.

4.   Rental Income

The pro forma adjustments assume that the Properties were acquired on January 1, 1995 and twelve months of rental income has been recognized in 1995.

5.   Interest Income

The pro forma adjustment to reduce interest income assumes that the funds used in acquiring the Properties were not invested in 2.5% interest-bearing deposits throughout the period.

6.   Management Fees

The pro forma adjustments assume the recognition of management fees by an affiliate of the Company at a rate of 1% of the rental income.

7.   Earnings Per Share

The historical results, the pro forma results (all Properties, excluding Pier 1 Property only) and the pro forma results (all Properties) earnings per share per weighted average share are calculated based upon 883,012 shares for the period ending December 31, 1995.

                     BRAUVIN NET LEASE V, INC.
                     PRO FORMA BALANCE SHEET
                          March 31, 1996
                            (Unaudited)

                                 Historical   Pro Forma   Pro Forma
                                    Results   Adjustments   Results
ASSETS
Investment in real estate,
   at cost (Note 2):
 Land                                $ 2,622,337   $  542,756 $ 3,165,093
 Buildings                             5,185,796      887,402   6,073,198
Total investment                       7,808,133    1,430,158   9,238,291
 Less: accumulated
   depreciation                         (129,016)          --    (129,016)
Net investment in real estate          7,679,117    1,430,158   9,109,275

Cash and cash
 equivalents (Note 3)                  4,195,922   (1,430,158)  2,765,764
Organization costs                        20,417           --      20,417
Tenant receivables                        19,074           --      19,074
Prepaid expenses and deferred
 acquisition costs                        74,465           --      74,465
Total Assets                         $11,988,995   $       -- $11,988,995

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Accounts payable and accrued
 expenses                            $     6,508   $       -- $     6,508
Prepaid rent                              16,292           --      16,292
Due to affiliates                          6,500           --       6,500
Total Liabilities                         29,300           --      29,300

Stockholders' Equity
Preferred stock                               --           --          --
Common stock                              13,000           --      13,000
Additional paid-in capital            11,911,667           --  11,911,667
Retained earnings                         35,028           --      35,028
Total Stockholders' Equity            11,959,695           --  11,959,695

Total Liabilities &
 Stockholders' Equity                $11,988,995   $       -- $11,988,995






           See Notes to Pro Forma Financial Statements.

                    BRAUVIN NET LEASE V, INC.
                  PRO FORMA STATEMENT OF INCOME
            For the Three Months Ended March 31, 1996
                            (Unaudited)

                         Historical     Pro Forma      Pro Forma
                           Results      Adjustments      Results
INCOME:
Rental (Note 4)                $228,230       $39,138        $267,368
Interest (Note 5)                41,184        (8,939)         32,245

Total Income                    269,414        30,199         299,613

EXPENSES:
Directors' fees                   6,999            --           6,999
Advisory fees                    19,048            --          19,048
Management fees
 (Note 6)                         2,131           391           2,522
General and
 administrative                  16,331            --          16,331
Acquisition costs                30,814            --          30,814
Depreciation and
 amortization                    34,161         5,484          39,645

Total Expenses                  109,484         5,875         115,359

Net Income                     $159,930       $24,324        $184,254

Net Income per
 Share (Note 7)                $   0.13       $  0.02        $   0.15


The historical results distribution and the pro forma results distribution per weighted average shares outstanding (assumed to be 1,237,518 shares for the period ending March 31, 1996) is $0.16 per share and $0.14 per share, respectively. The pro forma distributions are calculated using the weighted average shares outstanding at March 31, 1996. The historical results distribution per share is based on actual distributions paid during the three months ended March 31, 1996 and the pro forma distribution assume distributions of 95% of the real estate investment trust taxable income and that the "Net Income" equals real estate investment trust taxable income for the period. The pro forma results distribution would be taxable as ordinary income.


           See Notes to Pro Forma Financial Statements.

                     BRAUVIN NET LEASE V, INC.
             NOTES TO PRO FORMA FINANCIAL STATEMENTS
                          MARCH 31, 1996
                           (UNAUDITED)

1.   Basis of Presentation

The unaudited pro forma financial statements are based upon the Company's unaudited financial statements for the three months ended March 31, 1996 with pro forma adjustments based on the acquisition of one Pier One Imports store (the "Property").

The pro forma adjustments reflect the financial effect of the acquisition as if it had been consummated on January 1, 1996.
These adjustments are described in detail by the following footnotes.

2.   Investment Properties

The Property is stated at its purchase price plus acquisition fees. Depreciation is recorded on a straight-line basis over a period of 40 years.

3.   Cash and Cash Equivalents

The pro forma adjustments represent the amount of cash used in acquiring the Property.

4.   Rental Income

The pro forma adjustments assume that the Property was acquired on January 1, 1996 and that three months of rental income has been recognized in 1996.

5.   Interest Income

The pro forma adjustment to reduce interest income assumes that the funds used in acquiring the Property were not invested in 2.5% interest-bearing deposits throughout the three month period.

6.   Management Fees

The pro forma adjustments assume the recognition of management fees by an affiliate of the Company at a rate of 1% of the rental income.

7.   Earnings Per Share

The historical results and the pro forma results earnings per share per weighted average share are calculated based upon 1,237,518 shares for the period ending March 31, 1996.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

                      BRAUVIN NET LEASE V, INC.



                      By:     /s/ Jerome J. Brault
                              Jerome J. Brault
                              President and Chief Executive Officer


                      Dated: May 17, 1996